Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer (Interim) and Chief Financial Officer of Maverick Oil and Gas, Inc. (the “Company”) certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended November 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 21, 2008	/s/ John Ruddy John Ruddy Chief Executive Officer (Interim) Chief Financial Officer

This certification is made solely for the purposes of 18 U.S.C, Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.